Exhibit 10.2

BEAZER HOMES USA, INC. AND THE SUBSIDIARY GUARANTORS PARTY HERETO,

Fifteenth Supplement Indenture
Dated as of July 22, 2011

U.S. BANK NATIONAL ASSOCIATION,
Trustee

     THIS FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of July 22, 2011, by and among BEAZER HOMES USA, INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the “Company”), having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, the Subsidiary Guarantors signatory hereto, each having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, having an office at 1349 West Peachtree Street NW, Suite 1050, Atlanta, Georgia 30309, as Trustee (the “Trustee”), under the Indenture, dated as of April 17, 2002 (the “Original Indenture”), which Original Indenture was executed and delivered by the Company to the Trustee to secure the payment of senior debt securities issued or to be issued under and in accordance with the provisions of the Original Indenture, reference to which Original Indenture is hereby made, this instrument (hereinafter called the “Fifteenth Supplemental Indenture”) being supplemental thereto;
RECITALS
     WHEREAS, the Company, the Trustee, and the Subsidiary Guarantors party hereto are parties to the Original Indenture, providing for the issuance by the Company from time to time of its senior debt securities to be issued in one or more series as provided in the Original Indenture;
     WHEREAS, the Company and the Subsidiary Guarantors have previously executed and delivered to the Trustee the Thirteenth Supplemental Indenture, dated as of May 20, 2010, pursuant to which the Company issued its 9.125% Senior Notes due 2018 (the “Thirteenth Supplemental Indenture”);
     WHEREAS, the Company and the Subsidiary Guarantors have also previously executed and delivered to the Trustee the Fourteenth Supplemental Indenture, dated as of November 12, 2010, pursuant to which the Company issued its 9.125% Senior Notes due 2019 (the “Fourteenth Supplemental Indenture” and, together with the Thirteenth Supplemental Indenture, the “2018 and 2019 Indentures”);
     WHEREAS, Section 5.03(b)(i) and Section 5.03(b)(v) of each of the 2018 and 2019 Indentures provides that the Indenture may be amended by the Company, the Subsidiary Guarantors and the Trustee (without notice to or consent of any Holder of Notes) for certain specified matters, including to cure any ambiguity, defect or inconsistency in the 2018 and 2019 Indentures and to make any change that does not adversely affect the legal rights of any Holder under the Indenture;
     WHEREAS, the amendments to be effected by this Fifteenth Supplemental Indenture are intended to cure a defect in the 2018 and 2019 Indentures and would not adversely affect the legal rights of any Holder under the Indenture;
     WHEREAS, the amendments are made without in any way affecting the interpretation or application of any provision of the 2018 and 2019 Indentures for any reason other than the matter specifically addressed herein;

     WHEREAS, pursuant to Sections 9.06, 10.04 and 10.05 of the Original Indenture, there has been delivered to the Trustee on the date hereof an Officers’ Certificate and an Opinion of Counsel certifying, among other things, that this Fifteenth Supplemental Indenture is authorized or permitted by the Original Indenture.
     NOW THEREFORE, in consideration of the foregoing and the mutual premises and covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:
     Section 1. Definitions. Capitalized terms used but not defined in this Fifteenth Supplemental Indenture shall have the specified meanings set forth in each of the 2018 and 2019 Indentures.
     Section 2. Amendment to the 2018 and 2019 Indentures.
     (a) The amendment set forth below will become effective upon the execution and delivery of this Fifteenth Supplemental Indenture by the Company, the Trustee and the Subsidiary Guarantors signatory hereto.
     (b) The definition of “Restricted Investment” in each of the 2018 and 2019 Indentures is hereby amended by deleting such definition in its entirety and replacing it with the following:
“Restricted Investment” means any Investment in joint ventures or Unrestricted Subsidiaries having an aggregate fair market value (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value), taken together with all other Investments made pursuant to this definition that are at the time outstanding, net of any amounts paid to the Company or any Restricted Subsidiary as a return of, or on, such Investments, that exceed(s) five percent of Consolidated Tangible Assets.
     Section 3. Ratification of Indentures; Supplemental Indenture Part of the 2018 and 2019 Indentures. The Original Indenture and each of the 2018 and 2019 Indentures, each as supplemented and amended by this Fifteenth Supplemental Indenture, are in all respects ratified and confirmed, and the Original Indenture, each of the 2018 and 2019 Indentures and this Fifteenth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.
     Section 4. Governing Law. This Fifteenth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the state of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.
     Section 5. Trustee Makes No Representations. The Trustee makes no representation as to the validity or sufficiency of this Fifteenth Supplemental Indenture. The recitals contained herein shall be taken as the statements solely of the Company, and the Trustee assumes no responsibility for the correctness thereof.

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     Section 6. Counterparts. The parties may sign any number of copies of this Fifteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     Section 7. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction thereof.
     Section 8. Successors and Assigns. All covenants and agreements in this Fifteenth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
     Section 9. Separability Clause. In case any provision in this Fifteenth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow]

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          IN WITNESS WHEREOF, the parties have executed this Fifteenth Supplemental Indenture as of the date first written above.

BEAZER HOMES USA, INC.
By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President and Chief Financial Officer

APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER REALTY CORP.
BEAZER REALTY, INC.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.
HOMEBUILDERS TITLE SERVICES, INC.

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

[Signature Page — Fifteenth Supplemental Indenture]

BEAZER MORTGAGE CORPORATION
By:	/s/ Allan P. Merrill
	Name:	Allan P. Merrill
	Title:	President

BEAZER HOMES INDIANA LLP
By:	BEAZER HOMES INVESTMENTS, LLC,
its Managing Partner

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

ARDEN PARK VENTURES, LLC BEAZER CLARKSBURG, LLC BEAZER COMMERCIAL HOLDINGS, LLC DOVE BARRINGTON DEVELOPMENT LLC BEAZER HOMES INVESTMENTS, LLC BEAZER HOMES MICHIGAN, LLC ELYSIAN HEIGHTS POTOMIA, LLC
By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

[Signature Page — Fifteenth Supplemental Indenture]

BEAZER HOMES TEXAS, L.P.
By:	BEAZER HOMES TEXAS HOLDINGS, INC.,
its General Partner

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

BEAZER REALTY SERVICES, LLC
By:	BEAZER HOMES INVESTMENTS, LLC,
its Sole Member

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

BEAZER SPE, LLC
By:	BEAZER HOMES HOLDINGS CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

[Signature Page — Fifteenth Supplemental Indenture]

BH BUILDING PRODUCTS, LP
By:	BH PROCUREMENT SERVICES, LLC,
its General Partner

By:	BEAZER HOMES TEXAS, L.P.,
its Sole Member

By:	BEAZER HOMES TEXAS
HOLDINGS, INC.,
its General Partner

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

BH PROCUREMENT SERVICES, LLC
By:	BEAZER HOMES TEXAS, L.P.,
its Sole Member

By:	BEAZER HOMES TEXAS HOLDINGS, INC.,
its General Partner

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

[Signature Page — Fifteenth Supplemental Indenture]

PARAGON TITLE, LLC
By:	BEAZER HOMES INVESTMENTS, LLC,
its Sole Member and Manager

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

TRINITY HOMES, LLC
By:	BEAZER HOMES INVESTMENTS, LLC,
its Member

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

CLARKSBURG ARORA LLC
By:	BEAZER CLARKSBURG, LLC,
its Sole Member

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

[Signature Page — Fifteenth Supplemental Indenture]

CLARKSBURG SKYLARK, LLC
By:	CLARKSBURG ARORA LLC,
its Sole Member

By:	BEAZER CLARKSBURG, LLC,
its Sole Member

By:	BEAZER HOMES CORP.,
its Sole Member

By:	/s/ Robert L. Salomon
	Name:	Robert L. Salomon
	Title:	Executive Vice President

[Signature Page — Fifteenth Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:	/s/ William B. Echols
	Name:	William B. Echols
	Title:	Vice President

[Signature Page — Fifteenth Supplemental Indenture]